UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2009

OCEAN SHORE HOLDING CO.

(Exact name of registrant as specified in its charter)

United States	0-51000	22-3584037
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1001 Asbury Avenue, Ocean City, New Jersey 08226

(Address of principal executive offices) (Zip Code)

(609) 399-0012

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 22, 2009, Ocean Shore Holding Co. (the “Company”) announced that its Board of Directors declared a quarterly cash dividend of $0.05 per share. The dividend will be paid on or about May 29, 2009 to stockholders of record as of the close of business on May 8, 2009. A copy of the press release dated April 22, 2009 is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
99.1	Press Release Dated April 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 22, 2009	By:	/s/ Steven E. Brady
Steven E. Brady
President and Chief Executive Officer